Exhibit 99.1

NewsRelease

DYNAMICS RESEARCH CORPORATION

60 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS 01810-5423	TEL. 978/289-1500	www.drc.com

DYNAMICS RESEARCH CORPORATION
REPORTS SECOND QUARTER 2009 RESULTS

--- Growth in Existing Business Drives Margin Expansion, Earnings Improvement ---

Andover, Mass. - July 29, 2009 - Dynamics Research Corporation (Nasdaq: DRCO), a leading provider of innovative management consulting, engineering, technical and information technology services and solutions to federal and state governments, today announced operating results for the second quarter ended June 30, 2009.

Financial Results

The Company reported revenue of $69.6 million for the second quarter of 2009 as compared with $55.3 million for the same period in 2008.  Reported revenue rose 26 percent on a year-over-year basis, including organic revenue growth of 4.2 percent.  Net income for the second quarter of 2009 was $2.1 million, or $0.21 per diluted share, up 31 percent from $1.6 million, or $0.17 per diluted share, for the second quarter of 2008.

For the six months ended June 30, 2009 revenue was $138.2 million compared with $111.8 million for the same period in 2008.  For the six month period ended June 30, 2009 net income was $3.8 million, or $0.39 per diluted share, compared with a net loss of $3.6 million for the same period in 2008, which included a first quarter 2008 provision for litigation of $8.8 million, which reduced earnings by $0.70 per diluted share.  Excluding the litigation provision net income would have been $3.1 million, or $0.32 per diluted share for the six months ended June 30, 2008.

Business Highlights

“Our positive financial performance, resulting from growth within our existing business base, continues to provide evidence of the Company’s improved market positioning,” said Jim Regan, DRC’s chairman and chief executive officer.  “Revenue rose four percent organically, operating profit climbed 40 percent over the second quarter of 2008, and EBITDA of $5.7 million improved 39% on a year-over-year basis, while our federal business receivable days outstanding dropped to 79 from 84 last quarter – driving stronger than anticipated free cash flow of $4.2 million.

“In addition, Federal services procurement and proposal activity is high, and we anticipate winning our share of these competitions in the coming quarter, particularly in our targeted growth markets – Homeland Security, the Federal Financial Civilian Agencies, Health Care, Human Capital Management and Training, Business Transformation, and Cyber-Security.  As the new administration executes its agenda, we look forward to further growth within these critical areas this year and next.”

Company Guidance

The Company’s estimate for revenue for 2009 is in the range of $281 to $286 million.  Regarding earnings for 2009 the Company anticipates results to be in the range of $0.94 to $0.98 per diluted share.  For the third quarter of 2009 the Company anticipates revenue in the range of $69 to $71 million and earnings per diluted share of $0.23 to $0.25.

Conference Call

The Company will conduct a second quarter 2009 conference call tomorrow, July 30, 2009 at 10:00 a.m. ET.  The call will be available via telephone at (888) 397-5350, and accessible via Web cast at www.drc.com.  Recorded replays of the conference call will be available on Dynamics Research Corporation’s investor relations home page at www.drc.com and by telephone at (888) 203-1112, passcode #9435179, beginning at 12:01 p.m. ET July 30, 2009 through 11:59 p.m. ET August 13, 2009.

About Dynamics Research Corporation

Dynamics Research Corporation (DRC) is a leading provider of mission-critical technology management services and solutions for government programs.  DRC offers the capabilities of a large company and the responsiveness of a small company, backed by a history of excellence and customer satisfaction.  Founded in 1955, DRC is a publicly held corporation (Nasdaq: DRCO) and maintains more than 25 offices nationwide with major offices in Andover, Massachusetts and the Washington, D.C. area.  For more information please visit our website at www.drc.com.

Safe Harbor

Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ.  For more detailed information concerning how risks and uncertainties could affect the Company's financial results, please refer to DRC's most recent filings with the SEC.  The Company assumes no obligation to update any forward-looking information.

The non-GAAP measures used by the Company exclude the provision for litigation charges and related effect for income taxes.  The required reconciliations and other disclosures for the non-GAAP measures used by the Company are set forth later in this press release and/or the Current Report on Form 8-K to be filed with the SEC on July 29, 2009.

ATTACHMENT I

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended
	June 30,
	2009	2008
Contract revenue	$68,128	$53,708
Product sales	1,520	1,585
Total revenue	69,648	55,293

Cost of contract revenue	57,015	45,599
Cost of product sales	1,572	1,393
Total cost of revenue	58,587	46,992

Gross profit on contract revenue	11,113	8,109
Gross profit (loss) on product sales	(52)	192
Total gross profit	11,061	8,301

Selling, general and administrative expenses	6,388	5,147
Amortization of intangible assets	972	510
Operating income	3,701	2,644
Interest expense, net	(477)	(142)
Other income, net	282	239
Income before provision for income taxes	3,506	2,741
Provision for income taxes	1,456	1,112
Net income	$2,050	$1,629

Earnings per common share
Basic	$0.21	$0.17
Diluted	$0.21	$0.17

Weighted average shares outstanding
Basic	9,610,428	9,443,347
Diluted	9,729,721	9,724,839

ATTACHMENT II

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Six Months Ended
	June 30,
	2009	2008
Contract revenue	$135,331	$108,481
Product sales	2,856	3,290
Total revenue	138,187	111,771

Cost of contract revenue	112,958	91,811
Cost of product sales	3,090	2,998
Total cost of revenue	116,048	94,809

Gross profit on contract revenue	22,373	16,670
Gross profit (loss) on product sales	(234)	292
Total gross profit	22,139	16,962

Selling, general and administrative expenses	12,845	10,548
Provision for litigation	-	8,819
Amortization of intangible assets	1,945	1,019
Operating income (loss)	7,349	(3,424)
Interest expense, net	(1,096)	(281)
Other income, net	321	168
Income (loss) before provision for income taxes	6,574	(3,537)
Provision for income taxes	2,753	90
Net income (loss)	$3,821	$(3,627)

Earnings (loss) per common share
Basic	$0.40	$(0.38)
Diluted	$0.39	$(0.38)

Weighted average shares outstanding
Basic	9,611,783	9,430,607
Diluted	9,727,387	9,430,607

ATTACHMENT III

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	June 30,	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$6,622	$7,111
Contract receivables, net	73,044	71,438
Prepaid expenses and other current assets	3,326	2,491
Total current assets	82,992	81,040
Noncurrent assets
Property and equipment, net	8,596	9,349
Goodwill	97,641	97,641
Intangible assets, net	5,434	7,379
Deferred tax asset	10,298	10,396
Other noncurrent assets	3,028	3,125
Total noncurrent assets	124,997	127,890
Total assets	$207,989	$208,930

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$8,000	$8,000
Accounts payable	16,611	18,095
Accrued compensation and employee benefits	16,082	13,644
Deferred taxes	3,248	2,670
Other accrued expenses	22,384	24,760
Total current liabilities	66,325	67,169
Long-term liabilities
Long-term debt	26,000	30,000
Other long-term liabilities	29,695	30,286
Total stockholders' equity	85,969	81,475
Total liabilities and stockholders' equity	$207,989	$208,930

ATTACHMENT IV

DYNAMICS RESEARCH CORPORATION
SUPPLEMENTAL INFORMATION (unaudited)
(dollars in thousands)

Contract revenues were earned from the following sectors:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
National defense and intelligence agencies	$36,542	$37,159	$73,735	$78,105
Federal civilian agencies	11,044	6,798	21,841	13,432
Homeland security	13,674	1,622	26,762	2,948
State and local government agencies	6,487	7,365	12,304	12,609
Other	381	764	689	1,387
	$68,128	$53,708	$135,331	$108,481

Revenues by contract type as a percentage of contract revenue were as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Time and materials	44%	46%	45%	50%
Cost reimbursable	18	21	18	20
Fixed price, including service-type contracts	38	33	37	30
	100%	100%	100%	100%

Prime contract	71%	64%	71%	62%
Sub-contract	29	36	29	38
	100%	100%	100%	100%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net cash provided by operating activities	$4,742	$3,873	$8,108	$5,497
Capital expenditures	$561	$411	$827	$813
Depreciation	$752	$719	$1,536	$1,419
Bookings	$68,087	$65,200	$125,479	$128,250

	June 30,	December 31,
	2009	2008
Funded backlog	$138,325	$149,201
Employees	1,477	1,503

ATTACHMENT V

DYNAMICS RESEARCH CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

Six Months Ended
June 30, 2008
Contract revenue	$108,481
Product sales	3,290
Total revenue	111,771

Cost of contract revenue	91,811
Cost of product sales	2,998
Total cost of revenue	94,809

Gross profit on contract revenue	16,670
Gross profit on product sales	292
Total gross profit	16,962

Selling, general and administrative expenses	10,548
Amortization of intangible assets	1,019
Non-GAAP operating income	5,395
Interest expense, net	(281)
Other income, net	168
Non-GAAP income before provision for income taxes	5,282
Non-GAAP provision for income taxes	2,214
Non-GAAP net income	$3,068

Earnings per common share
Basic	$0.33
Diluted	$0.32

Weighted average shares outstanding
Basic	9,430,607
Diluted	9,721,165

ATTACHMENT VI

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except share and per share data)

Six Months Ended
June 30, 2008
GAAP operating loss	$(3,424)
Provision for litigation	8,819
Non-GAAP operating income	$5,395

GAAP loss before provision for income taxes	$(3,537)
Provision for litigation	8,819
Non-GAAP income before provision for income taxes	$5,282

GAAP provision for income taxes	$90
Tax benefit for provision for litigation	2,124
Non-GAAP provision for income taxes	$2,214

GAAP net loss	$(3,627)
Provision for litigation, net of tax benefit	6,695
Non-GAAP net income	$3,068

Earnings (loss) per common share
GAAP Basic	$(0.38)
Per share effect of provision for litigation	0.71
Non-GAAP Basic	$0.33

GAAP Diluted	$(0.38)
Per share effect of provision for litigation	0.70
Non-GAAP Diluted	$0.32

GAAP Weighted average shares outstanding
Basic and diluted	9,430,607

Weighted average shares outstanding
Basic and GAAP diluted	9,430,607
Non-GAAP Diluted	9,721,165

CONTACT:	Darrow Associates, Inc.
Investors:
Chris Witty
646.438.9385
cwitty@darrowir.com

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Media:
Marisa Hagerman
703.584.5637
marisah@aboutsage.com